                                  EXHIBIT 99.1

                            STOCK PURCHASE AGREEMENT


        THIS STOCK PURCHASE AGREEMENT ("Agreement") is made and entered into this 27th day of November, 2000, by and between CRAFTCLICK.COM, INC., a Utah corporation ("Company"), and METROPOLITAN CAPITAL PARTNERS, LLC, a California limited liability company ("Purchaser").

        In consideration of the mutual promises contained herein, the parties hereto agree as follows:

2. Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to sell and issue to Purchaser, (a) twenty-five million (25,000,000) shares of the Company's common stock, $0.001 par value ("Common Shares"), and (b) one thousand (1,000) shares of the Company's Series C Convertible Stock ("Series C Shares"). The Series C Shares shall have those rights, preferences and privileges as are specified in Exhibit A hereto. The purchase and sale shall occur on December 1, 2000.

3. In consideration for the sale and issuance of the Common Shares and Series C Shares, respectively, Purchaser agrees to:

                (a) Pay to the Company the sum of One Hundred Thousand Dollars ($100,000.00) for the Common Shares, which shall be paid by way of cancelling $100,000.00 of indebtedness owing by the Company to Purchaser.

                (b) Pay to the Company, on December 1, 2000, the sum of Ten Thousand Dollars ($10,000.00) for the Series C Shares.

                (c) Continue to assist the Company in its negotiations with potential merger candidates during the six (6) month period following the date of this Agreement, it being understood and agreed that the cash prices referred to in Section 2(a) and Section 2(b) hereof have been established in consideration of the valuable and vital assistance heretofore rendered by Purchaser to the Company in connection with the Company's discussions with potential merger candidates and Purchaser's agreement to continue to provide such valuable and vital assistance contained in this Section 2(c).

4. The cash proceeds of the purchase prices paid by Purchaser to the Company for the Common Shares and Series C Shares shall be used by the Company for general working capital purposes.

5. In order to induce the Company to sell and issue the Common Shares and Series C



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

        Shares to Purchaser pursuant to this Agreement, Purchaser hereby represents and warrants to, and covenants with, the Company as follows (for purposes of this Section 4, the term "Securities" shall mean the Common Shares, the Series C Shares and any securities into which such Series C Shares may be converted as more fully contemplated by Exhibit A hereto):

                (a) Purchaser has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the business prospects and financial condition of the Company and to obtain any additional information it desires, to the extent available; and Purchaser has received from the Company all of the information that it has requested and that it considers necessary or appropriate for purposes of deciding whether to purchase the Securities.

                (b) Purchaser believes that an investment in the Securities is suitable for it based upon its investment objectives and financial needs. Purchaser (i) has adequate means for providing for its current financial needs and contingencies; (ii) has no need for liquidity in such investment; (iii) can afford a complete loss of such investment; and (iv) does not have an overall commitment to investments which are not readily marketable that is disproportionate to its net worth.

                (c) Purchaser has such knowledge and experience in financial and business matters that it is capable of reading and interpreting financial statements and evaluating the merits and risk of an investment in the Securities; and Purchaser has the net worth to undertake such risks. Purchaser was not organized for purposes of investing in the Securities.

                (d) Purchaser acknowledges that the Securities have not been registered under the Securities Act of 1933, as amended ("Act"), or registered or qualified under any applicable state securities laws; and that the Securities are being offered by the Company to Purchaser in reliance upon exemptions from the registration and qualification requirements of the Act and such state laws. Purchaser understands that the Securities are "restricted securities" under the Act, and that, as such, the Securities may not be resold without registration under the Act and registration or qualification under applicable state securities laws or an applicable exemption therefrom. Purchaser acknowledges that the certificates evidencing the Securities will bear a legend indicating that the Securities are subject to restrictions on resale under the Act and applicable state securities laws.

                (e) Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D as promulgated under the Act.

                (f) Purchaser is acquiring the Securities solely for its own account, for investment purposes only, and the Securities are not being acquired for the account of any other person or entity or with a view to or for resale in connection with any distribution of all or any part of the Securities that might be deemed to violate the Act or applicable state securities laws.



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6.      Purchaser acknowledges and agrees that Exhibit A (or other appropriate documents evidencing the terms of the Series C Shares) may not yet have been filed in the State of Utah; and, if so, agrees that the Company need not physically issue to Purchaser the certificate(s) evidencing such Series C Shares until such filing has occurred. Similarly, if such filing has not yet occurred, the Company agrees to effect such filing promptly.

7. The parties agree to execute such further instruments and to take such further actions as may reasonably be necessary to carry out the intent of this Agreement.

8. This Agreement (including Exhibit A hereto) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both of the parties.

9. This Agreement shall be construed in accordance with and be governed by the laws of the State of Utah.

10. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile, and, upon such execution, shall have the same force and effect as an original.

11. This Agreement (including Exhibit A hereto) shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                            CRAFTCLICK.COM, INC.



                                            By:
                                               ---------------------------------

                                            Its:
                                               ---------------------------------

                                            METROPOLITAN CAPITAL PARTNERS, LLC


                                            By:
                                               ---------------------------------

                                            Its:
                                               ---------------------------------



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                              ARTICLES OF AMENDMENT
                                     OF THE
                            ARTICLES OF INCORPORATION
                                       OF
                              CRAFTCLICK.COM, INC.

                   * * * * * * * * * * * * * * * * * * * * * *
        Craftclick.com, Inc. (the "Corporation"), by and through the undersigned President and Secretary of the Corporation, executes these Articles of Amendment of the Articles of Incorporation pursuant to Section 16-10a-1002 and -1006 of the Utah Revised Business Corporation Act (the "Act"), and certify to the truth of the matters as stated herein on November 27, 2000:

        1.      The name of the corporation is CraftClick.com, Inc.

        2. The Corporation's Articles of Incorporation were originally filed on March 28, 1985 and the Corporation was assigned registration number 895925-0142 by the Utah Division of Corporations.

        3. The attached Certificate of Designation, Powers, Preferences and Rights of the Series C Convertible Preferred Stock (the "Certificate") is filed pursuant to Article 4 of the Company's Articles of Incorporation, as amended.

        4.      The attached Certificate shall, and hereby does, amend such
                Article 4 by adding to the end of such Article 4 a caption entitled "Series C Convertible Preferred Stock" followed immediately by the numbered paragraphs of the Certificate.

        5. The foregoing amendments were adopted on November 27, 2000 by unanimous approval of the Corporation's Board of Directors. As contemplated by Sections 16-10a-1002 and -602 of the Act, approval of the Corporation's shareholders was not required.

                                              CRAFTCLICK.COM, INC.

                                              By:
                                                 -------------------------------
                                                   Sandip Seth, President

                                              By:
                                                 -------------------------------
                                                   Manny Singh, Secretary

                       CERTIFICATE OF DESIGNATION, POWERS,
                          PREFERENCES AND RIGHTS OF THE
                      SERIES C CONVERTIBLE PREFERRED STOCK
                                       OF
                              CRAFTCLICK.COM, INC.



        Pursuant to Sections 16-10a-1002 and 16-10a-602 of the Utah Revised Business Corporation Act , we, the undersigned, Sandip Seth, being the President, and Manny Singh, being the Secretary, of CraftClick.com, Inc., a corporation organized and existing under the Utah Revised Business Corporation Act (this "Corporation"), DO HEREBY CERTIFY that the following resolutions were duly adopted by the Board of Directors of this Corporation by unanimous written consent:

        RESOLVED, that, pursuant to the authority expressly granted to and vested in the Board of Directors by the provisions of the Articles of Incorporation, as amended, of this Corporation, the Board of Directors hereby creates a series of the preferred stock, $0.001 par value, of this Corporation, which series shall be designated "Series C Convertible Preferred Stock", shall consist of one thousand (1,000) shares, and shall have the following powers, preferences and relative, participating, optional and other rights, qualifications, limitations, or restrictions (in addition to those provisions set forth in the Articles of the Incorporation, as amended, which are applicable to the Series C Convertible Preferred Stock):

d. Certain Definitions. Unless the context otherwise requires, the terms defined in this Section 1 shall, for all purposes of this resolution, have the meanings herein specified.

                Board of Directors. The term "Board of Directors" shall mean the Board of Directors of this Corporation.

                Common Stock. The term "Common Stock" shall mean the common stock, $0.001 par value, of this Corporation.

                Conversion Date. The term "Conversion Date" shall mean the day on which shares of Series C Convertible Preferred Stock are converted into shares of Common Stock as provided for herein.

                Conversion Ratio. The term "Conversion Ratio" shall mean the ratio used to determine the number of shares of Common Stock into which each full share of Series C Convertible Preferred Stock is convertible on any Conversion Date. The Conversion Ratio shall, except to the extent otherwise provided for in this resolution, be that number of shares of Common Stock



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computed by (i) determining that number of shares of Common Stock, which, after the issuance thereof on the Conversion Date, would be equal to 11.5% of the then issued and outstanding Common Stock of this Corporation (computed on a fully diluted basis, assuming the prior exercise of all outstanding options, warrants and other rights exercisable for the purchase or other acquisition of Common Stock and the prior conversion of all convertible securities or other instruments that are convertible into Common Stock), and (ii) dividing the number of shares so determined by 1,000, which determination and computation shall be made by the Board of Directors in good faith. The Conversion Ratio from time-to-time in effect shall be equitably and proportionately adjusted from time-to-time as determined by the Board of Directors in good faith to the extent necessary to take into account stock splits, reverse stock splits, stock dividends, recapitalizations, reclassifications and similar events of dilution.

                Equity Interests: The term "Equity Interests" shall mean Junior Stock, or warrants, options or other rights to acquire such Junior Stock.

                Junior Stock. The term "Junior Stock" shall mean Common Stock, all shares hereafter authorized of any other class of common stock, and any other class or series of stock of this Corporation that is not Senior Stock or Parity Stock.

                Liquidation Price. The term "Liquidation Price" shall mean $10 per full share of Series C Convertible Preferred Stock. The Liquidation Price from time-to-time in effect shall be equitably and proportionately adjusted from time-to-time as determined by the Board of Directors in good faith to the extent necessary to take into account stock splits, reverse stock splits, stock dividends, recapitalizations, reclassifications and similar events of dilution.

                Parity Stock. The term "Parity Stock" shall mean any class or series of stock of this Corporation entitled to receive assets upon the voluntary or involuntary liquidation, dissolution or winding up of the affairs of this Corporation on a parity with the Series C Convertible Preferred Stock.

                Preferred Stock. The term "Preferred Stock" shall mean the preferred stock, $0.001 par value, of this Corporation.

                Senior Stock. The term "Senior Stock" shall mean any class or series of stock of this Corporation ranking senior to the Series C Convertible Preferred Stock in respect of the right to participate in any distribution upon the voluntary or involuntary liquidation, dissolution or winding up of the affairs of this Corporation.

                Subsidiary. The term "Subsidiary" shall mean any entity of which at least a majority of the capital stock or equivalent securities having ordinary voting power for the election of directors or other governing body of such entity is owned by this Corporation directly, or indirectly through one or more Subsidiaries.



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

e. Dividends. The holders of outstanding shares of Series C Convertible Preferred Stock shall have no dividend rights in respect of such shares; provided, however, that this Corporation shall not, without the affirmative vote or consent of the holders of at least a majority of the outstanding shares of Series C Convertible Preferred Stock (voting as a separate class and given in person or by proxy, either in writing or at a meeting), at any time that shares of Series C Convertible Preferred Stock are outstanding, (i) declare or pay or set aside for payment any dividend on, or any other distributions on, any Junior Stock (other than dividends or distributions payable in Equity Interests of this corporation); or (ii) purchase, redeem or otherwise acquire or retire for value, or permit any Subsidiary to purchase, redeem or otherwise acquire for value, any Equity Interests of this Corporation.

f.      Conversion.

                3.1 Voluntary Conversion. Each holder of outstanding shares of Series C Convertible Preferred Stock shall have the option, at any time, to convert all, but not less than all, of such holder's shares of Series C Convertible Preferred Stock into that number of shares of Common Stock determined by applying the then applicable Conversion Ratio, by delivering to this Corporation at its principal offices, Attention: Secretary, a notice stating that such holder desires to convert such shares into shares of Common Stock at such Conversion Ratio (a "Conversion Notice"), which Conversion Notice shall be accompanied by the certificates evidencing such holder's shares of Series C Convertible Preferred Stock (the "Series C Convertible Preferred Certificates"). On the day of receipt by this Corporation of such Conversion Notice and Series C Convertible Preferred Certificates, such shares of Series C Convertible Preferred Stock shall automatically be converted into and become shares of Common Stock at such Conversion Ratio; and this Corporation shall issue certificate(s) evidencing the number of shares of Common Stock into which such shares of Series C Convertible Preferred Stock have been converted within 30 days following such Conversion Date.

                3.2 Mandatory Conversion. All of the outstanding shares of Series C Preferred Stock shall automatically be converted into and become shares of Common Stock at the applicable Conversion Ratio on the earliest to occur of
(i) December 31, 2001, or (ii) immediately prior to the consummation by this Corporation of the (a) sale, lease or exchange of all or substantially all of its assets, or (b) concurrently with a merger, consolidation or similar business combination of this Corporation with or into any other corporation in a context in which this Corporation is not the surviving corporation, or (c) concurrently with a merger, consolidation or similar business combination of this Corporation or a Subsidiary with or into any other corporation in a context in which the corporate existence of this Corporation survives such transaction and the stockholders of such other corporation, by virtue of such transaction, become entitled to receive shares of Common Stock and/or Preferred Stock sufficient to elect at least a majority of the Board of Directors; and this Corporation shall deliver written notice of such conversion to all holders of the Series C Convertible Preferred Stock, and, in connection therewith, issue certificates evidencing the number of shares of Common Stock into which such shares of Series C Convertible Preferred Stock have been converted, in each case, within 30 days following such Conversion Date.



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        3.3 Fractional Shares Upon Conversion. Notwithstanding anything to the contrary contained in this Section 3, this Corporation shall have no obligation (but shall have the right) to issue fractions of shares of Common Stock upon the conversion of shares of Series C Convertible Preferred Stock pursuant to this
Section 3. In lieu thereof, at its election, this Corporation shall be entitled to issue to the holders of the theretofore outstanding shares of Series C Convertible Preferred Stock in respect of which such fractions otherwise would be deliverable the number of whole shares of Common Stock to which such holders are entitled on account of their respective aggregate holdings of such theretofore outstanding shares of Series C Convertible Preferred Stock (as determined by the Board of Directors in good faith). If, notwithstanding the issuance of whole shares in lieu of fractional shares pursuant to the preceding sentence, fractional shares remain, this Corporation, in lieu of issuing the same, shall be entitled, at its election, to deliver to the holders who otherwise would receive such fractional shares cash in an amount equal to the fraction of a share of Common Stock involved multiplied by the Liquidation Price.

        3.4 Reservation of Common Stock. This Corporation shall at all times use its best efforts to have a sufficient number of authorized but unissued shares of Common Stock , and to reserve and keep available out of such authorized but unissued shares a sufficient number of such shares, to permit the conversion of all of the issued and outstanding shares of Series C Convertible Preferred Stock into shares of Common Stock in accordance with this Section 3.

        3.5 Effect of Conversion. Upon the conversion of shares of Series C Convertible Preferred Stock pursuant to this Section 3, (i) all such shares shall cease to be outstanding as of the relevant Conversion Date, (ii) all of such converted shares shall be restored to the authorized but unissued shares of Series C Convertible Preferred Stock of this Corporation as of such Conversion Date, and (iii) the holders of such shares shall have no further rights in respect thereof (other than their rights under this Section 3).

    4. Distributions Upon Voluntary or Involuntary Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of this Corporation, the holders of the Series C Convertible Preferred Stock shall be entitled to receive, prior and in preference to any distributions of the assets or surplus funds of this corporation to the holders of Junior Stock by reason of their ownership thereof, an amount per share equal to the Liquidation Price in cash or property at its fair market value (as determined by the Board of Directors in good faith), or both. Thereafter, subject to the rights of the holders of Senior Stock, all holders of Senior Stock, Series C Convertible Preferred Stock, Parity Stock and Junior Stock shall share ratably in the remaining assets of this Corporation in proportion to the number of shares held by each of them. If, upon distribution of this Corporation's assets in liquidation, dissolution or winding up, the assets of this Corporation to be distributed among the holders of Series B Convertible Stock and the Parity Stock shall be insufficient to permit payment in full to such holders of the preferential amounts to which they are entitled, then, subject to the rights of the holders of Senior Stock, the entire assets of this corporation shall be distributed among the holders of Series C Convertible Stock and the Parity Stock, ratably in proportion to the full amounts to which they otherwise would be respectively entitled. Neither the sale, lease or exchange of all or substantially all of the assets of



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

this Corporation nor any event described in Section 3.2(ii)(b) or 3.2(ii)(c), shall be deemed to be a liquidation, dissolution or winding up of the affairs of this Corporation, voluntary or involuntary, for purposes of this Section 4.

        5. Voting Rights. The holders of Series C Convertible Stock shall have no right to vote for any purpose, except as required by the Utah Revised Business Corporation Act or the Articles of Incorporation, as amended, of this Corporation.

        6. Rank. The Series C Convertible Preferred Stock ranks, with respect to rights on voluntary or involuntary liquidation, dissolution or winding up of the affairs of this Corporation, senior to any Junior Stock of this Corporation, on a parity with any Parity Stock of this Corporation, and junior and subordinate to any Senior Stock of this Corporation. All other provisions of this resolution shall be construed in conformity with this Section 6.

        7. Exclusion of Other Rights. Except as may otherwise be required by law, the holders of shares of Series C Convertible Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this resolution (as such resolution may be amended from time to time) and in the Articles of Incorporation, as amended, of this Corporation. The shares of Series C Convertible Preferred Stock shall have no preemptive rights.

        8. Headings of Sections. The headings of the various sections hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

        9. Severability of Provisions. If any power, preference, right, qualification, limitation or restriction of the Series C Convertible Preferred Stock set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other powers, preferences, rights, qualifications, limitations and restrictions set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable power, preference, right, qualification, limitation or restriction shall, nevertheless, remain in full force and effect, and no power, preference, right, qualification, limitation or restriction herein set forth shall be deemed dependent upon any other such power, preference, right, qualification, limitation or restriction unless so expressed herein.



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        RESOLVED FURTHER, that the Articles of Incorporation, as amended, of the
Corporation are hereby amended to the full extent necessary to reflect the provisions of the preceding resolutions.

        IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalty of perjury, that the statements contained therein have been examined by us and are true and correct.

Dated:   November 27, 2000
                                            CRAFTCLICK.COM, INC.


                                            By:
                                               ---------------------------------
                                            Name:  Sandip Seth
                                                 -------------------------------
                                            Title:  President


                                            By:
                                               ---------------------------------
                                            Name:  Manny Singh
                                                 -------------------------------
                                            Title:  Secretary



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